Exhibit 10.8

From: Tang, Cathy
Sent: Tuesday, August 30, 2011 11:44 PM
To: Bart Craig
Subject: Re: EXTENSION OF THE KFCC/MORGAN's PRE-NEGOTIATION "REMODEL MODEL AGREEMENT" DATE FROM
AUGUST 31, 2011 TO SEPTEMBER 30, 2011

Hi Bart,

This confirms KFCC's agreement to the extension of the August 31, 2011 date stated in the Prenegotiation Agreement as set forth in your email below.

Best regards,

Cathy

On Aug 30, 2011, at 4:55 PM, "Bart Craig" wrote:

Hi  CATHY:

Following up on our Conference Call yesterday with  the KFCC & MORGAN’s  FOODS, INC. (“MFI”)  Principals,  I’m  addressing  this email to you to confirm  our  agreement in the Conference Call  that both KFCC & MFI mutually agree to extend  the  “August 31, 2011”  date  for a “Remodel  Agreement”  (and for the  other purposes  specified in the parties’  MAY 19, 2011  PRE-NEGOTIATION AGREEMENT Article VI)  until  “September 30, 2011”.    Henceforth,  any place in the MAY 19, 2011  PRE-NEGOTIATION AGREEMENT  where a task is to be accomplished by AUGUST 31,  2011,  that task shall now be accomplished by  SEPTEMBER 30, 2011.   All other provisions  of  the KFCC/MFI  MAY 19, 2011  PRE-NEGOTIATION AGREEMENT  shall remain unchanged.

Please feel free to  confirm KFCC’s  agreement  to the date substitution  in a responsive  email to me.

Kindest Regards,

BART

BARTON J. CRAIG